Exhibit 99.1
GATX Corporation Company and Industry Profile May 2011 Unless otherwise noted, GATX is the source for data provided

NYSE: GMT 2 Forward-Looking Statements This presentation contains statements that may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor provisions of those sections and the Private Securities Litigation Reform Act of 1995. Some of these statements may be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" or other words and terms of similar meaning. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including those described in GATX's Annual Report on Form 10-K for the year ended December 31, 2010 and other filings with the SEC, and that actual results or developments may differ materially from those in the forward-looking statements. Specific factors that might cause actual results to differ from expectations include, but are not limited to, general economic, market, regulatory and political conditions in the rail, marine, industrial and other industries served by GATX and its customers; lease rates, utilization levels and operating costs in GATX's primary operating segments; conditions in the capital markets; changes in GATX's credit ratings and financing costs; regulatory rulings that may impact the economic value and operating costs of assets; costs associated with maintenance initiatives; competitive factors in GATX's primary markets including lease pricing and asset availability; operational and financial risks associated with long-term railcar purchase commitments; changes in loss provision levels within GATX's portfolio; impaired asset charges that may result from changing market conditions or portfolio management decisions implemented by GATX; the opportunity for remarketing income; and the outcome of pending or threatened litigation. Given these risks and uncertainties, readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis, judgment, belief or expectation only as of the date hereof. GATX has based these forward-looking statements on information currently available and disclaims any intention or obligation to update or revise these forward-looking statements to reflect subsequent events or circumstances.

GATX Corporation 3 GATX Corporation provides leasing and related services to customers in the rail, marine and industrial equipment markets. GATX focuses on long-lived, widely used assets: Assets that GATX uniquely understands Assets requiring valuable services Locomotives Marine Vessels Industrial Equipment

GATX Corporation History & Goals 4 GATX has an impressive history Founded in 1898 as a railcar lessor Listed on NYSE in 1916 Initiated quarterly dividends in 1919 and paid without interruption ever since Railcar leasing remains the foundation of GATX GATX strives to provide: an attractive, risk-adjusted return to shareholders quality services to customers clear direction and challenging opportunities to employees

Strategic Positioning & Performance 5 2004 - 2008: Took a number of strategic actions during a strong market to position GATX to manage through and capitalize on a market downturn Exited volatile asset classes and businesses Strengthened balance sheet Invested with discipline Invested more than $3.0 billion, primarily in Rail Capitalized on strong market Sold targeted assets at attractive valuations Extended lease terms Scrapped older railcars at high prices 2008 - 2010: Performance through the downturn Maintained high fleet utilization despite idle capacity in the industry North American fleet utilization never fell below 95.9% Controlled costs Reduced SG&A costs by almost 25% from the peak of the market Improved maintenance efficiency Grew the asset base Purchased railcar fleets of financially distressed lessors at advantaged prices Acquired an interest in nearly 12,000 railcars

Business Profile 6 Exited volatile asset classes and businesses Refocused in rail, marine and industrial equipment markets $7.2 billion NBV (assets of continuing operations on and off balance sheet) as of 12/31/00 $6.4 billion NBV (assets on and off balance sheet) as of 12/31/10 *American Steamship Company Venture 7%

Business Profile 7 $6.4 billion NBV (assets on and off balance sheet) as of 12/31/10 Operating Lease Assets 75% Finance Leases 6% ASC 4% Joint Ventures 8% Other 7% Other 6%

2011 Environment Rail market fundamentals improving GATX is focused on improving lease rates in North American Rail Investment outlook is positive 8

Rail Industry

Rail Industry 10 Railcars are owned by lessors, railroads and shippers Lessors* 55% Shippers 20% Approximately 1.6 million railcars Source: Umler as of Jan-11 * Cars owned by TTX, representing about 9% of the total North American fleet, are included with Lessors

Rail Industry 11 Tank cars are owned by lessors such as GATX or shippers who utilize this car type Railroads do not have an ownership presence in tank cars as these cars have more complex service requirements Railroad car ownership has been declining In 2000, 53% of railcars were owned by railroads In 2010, 25% of railcars were owned by railroads North American Fleet Composition Source: Umler as of Jan-11 Cars owned by TTX are included with Lessors

North American Tank Car Market 12 Approximately 310,000 tank cars in North America About 77% of tank cars are owned by lessors, the rest are owned by shippers Tank cars have complex service and regulatory requirements Source: Umler as of Jan-11

Rail Industry 13 Key commodity markets for North American Class I railroads include Coal Chemicals Intermodal The chart at the left is based on Class I U.S. revenues; the same chart based on ton miles would show a much higher percentage for coal, reflecting the high- volume, long-haul nature of transporting this commodity Shipment Composition Based on 2009 Industry Revenues Source: Association of American Railroads ; May 24, 2010 Chemicals 14% Intermodal 13%

Rail Industry Carloading Trends 14 2004-2006 rail traffic was driven by increased demand across most major commodity types Decline in 2007-2008 carloads reflect difficulties in nearly every sector; sharp decline in 4Q08 Carloadings in 2009 down 16.4% over 2008 Chemical and petroleum products carloads decreased 12.4% and 10.2%, respectively, in 2009 Carloadings in 2010 up 9.1% from 2009 Chemical and petroleum products carloads increased 13.8% and 5.8%, respectively, in 2010 Carloads Originated - U.S. & Canada 21,225 18,609 *Source: Railway Supply Institute

Rail Industry
Railcar Manufacturing Backlog


STRENGTH
PERFORMANCE
OPPORTUNITIES

U.S. Railcar Manufacturing Backlog*


# of Cars
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

- The cyclical nature of the railcar manufacturing industry is reflected in the backlog of orders at the railcar manufacturers
- High railcar order backlogs in 2006 and 2007 resulted from strong market conditions and speculation in certain car types, particularly for ethanol service
- Decline in 2008 and 2009 reflects drop in orders due to economic downturn

**Source: Railway Supply Institute*

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GATX Rail

GATX Worldwide Railcar Fleet 17 GATX owns, manages or has an interest in approximately 167,000 railcars worldwide as of 12/31/10 RAILCARS North America Europe Total Owned 111,000 21,000 132,000 Interest In 8,000 25,000 33,000 Managed 2,000 <1,000 <3,000 Rail Total 121,000 46,000 167,000 North America Europe Asia One of the largest railcar and locomotive lessors A leading tank car lessor One of the largest tank car lessors AAE Cargo joint venture - largest player in intermodal segment Positioned to be an early entrant as India's railcar leasing market develops

GATX Worldwide Railcar Fleet 18 Approximately 132,000 wholly-owned railcars as of 12/31/10 Based on 2010 Rail revenues General Service Tank Cars 50% High Pressure Tank Cars 10% Specialty Covered Hoppers 11% Open Top Hoppers & Gondolas 11% Other 14%

GATX Fleet
Major Car Types, Industries, Commodities

STRENGTH | PERFORMANCE | OPPORTUNITIES












	General Service Tank Cars	High Pressure Tank Cars	Specialty Covered Hoppers	Gravity Covered Hoppers	Gondolas	Open Top Hoppers
Industries Served	Chemical	Chemical	Plastics	Agriculture	Energy	Energy
	Petroleum	Petroleum	Food	Industrial	Construction	Construction
	Food		Industrial	Energy	Steel	Steel
	Agriculture		Energy	Construction	Waste/Recycling	Forest Products
					Forest Products	Waste/Recycling
Typical Commodities	Biofuels	LPG	High Density PE	Grain Products	Coal	Coal
	Caustic Soda	VCM	PET	Solid Fertilizer	Petroleum Coke	Aggregates
	Petroleum	Polypropylene	Polyvinyl Chloride	Sand	Metallurgical Coke	Woodchips
	Phosphoric Acid	Anhydrous Ammonia	Sugar	Cement	Aggregates	Petroleum Coke
	Benzene		Flour	Fly Ash	Woodchips	Metallurgical Coke
	LPG		Cement	Roofing Granules	Industrial Minerals	Gravel
	Light Fuel Oil		Fly Ash	Minerals	Scrap Metal	Industrial Minerals
	Corn Syrup				Solid Waste	Taconite

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Rail Worldwide Top Customers 20 Rail has a diverse customer base with over 900 customers worldwide Top 20 Customer Families: Revenue Contribution as % of Total Revenue Top 50 Customer Families Customer families sometimes include more than one customer account, therefore the S&P or equivalent ratings noted generally reflect the credit quality of the rated parent entity. Lease obligations of subsidiaries are not necessarily guaranteed by the rated parent entity. Not rated/ Private 20%

Rail North America Customer Base 21 Rank S&P Credit Rating % of Revenue 1 A 3.5% 2 BBB+ 3.4% 3 A+ 2.2% 4 A- 2.2% 5 B+ 2.1% 6 B+ 2.1% 7 A 1.9% 8 A 1.9% 9 BBB 1.9% 10 NR 1.7% 11 BBB+ 1.7% 12 NR 1.5% 13 BBB- 1.3% 14 BB- 1.2% 15 BBB+ 1.2% 16 AA 1.1% 17 A 1.1% 18 NR 1.0% 19 A- 1.0% 20 AA 1.0% Top 20 Customer Families Average Remaining Lease Term Average remaining lease term is approximately four years In 2011, leases on approximately 21,000 railcars are scheduled for renewal Leases are typically fixed rate, paid monthly Customer families sometimes include more than one customer account, therefore the S&P or equivalent ratings noted generally reflect the credit quality of the rated parent entity. Lease obligations of subsidiaries are not necessarily guaranteed by the rated parent entity.

Rail Customer Stability 22 Date of the first lease contract for each of GATX's top ten worldwide customers in 2010: Customer # Year Relationship Initiated 1 1960 2 1937 3 1969 4 1958 5 1971 6 1977 7 1967 8 1973 9 1958 10 1946 GATX's commitment to the industry and extensive experience has led to stable and long-standing customer relationships that serve as the backbone of our business Customers demand that their railcar provider be committed to providing excellent service, possess a breadth and depth of knowledge, and that they be responsive and flexible The average relationship tenure among this group is 48 years Top customers based on lease income; reflects current/predecessor companies

Locomotive Group 23 GATX owns, manages or has an interest in approximately 660 locomotives in North America GATX focuses on high-quality, EMD four-axle and six-axle locomotives - the workhorses of the industry GATX leases locomotives to Class I, regional and short-line railroads and industrial users Many leases include maintenance services which improve equipment reliability as of 12/31/10 Locomotives Owned 550 Interest In 64 Managed 45 Total 659 Four-axle Six-axle

GATX Rail Europe 24 Approximately 85,000 tank cars Approximately 75,000 freight cars AAE 37.5% owned freight cars Approximately 25,000 railcars GRE 100% owned tank cars Approximately 20,000 railcars * GATX management estimate About 750,000 total railcars in Europe Transwaggon & VTG 25%

GATX Rail Europe 25 Length of leases tend to be shorter than in the U.S., but renewal success rate is high Average remaining lease term is approximately two years Fleet utilization remained relatively stable in 2009 and 2010.

GATX Rail Europe 26 Products Carried in Tank Cars Based on 2010 revenues of wholly-owned fleet Based on # of wholly-owned tank cars at 12/31/10 * Mineral Oil refers to light and dark petroleum products. Poland 25% Austria 12% Hungary 6% Switzerland 5% Czech Republic 3% Other 10% Germany 39% Mineral Oil* 71% Chemical 11% LPG 11% Other 7%

Full Service Leasing 27 GATX has built and maintained a strong market position by focusing on full-service leasing GATX provides the expertise, knowledge and services essential to our customers Maintenance Engineering Training

Rail Maintenance Network 28 Maintaining railcars and locomotives is a necessary and complicated process; customers rely on GATX to manage this maintenance process In North America, GATX owns a network of Seven (7) full-scale maintenance facilities Six (6) customer site locations Four (4) fast track service centers and 20 mobile service units GATX also works with a number of preferred third-party service providers throughout North America In 2010, GATX performed an aggregate of 85,000 service events in its owned and third-party maintenance network in North America In Europe, GATX has major service centers in Germany and Poland as well as a customer site location in Poland

Rail Maintenance Services 29 GATX handles every aspect of railcar maintenance, from routine service to complex railcar overhauls and retrofits GATX utilizes the latest in railcar maintenance equipment technology, including non-destructive testing inspection equipment, high-capacity overhead crane systems, environmentally-compliant paint spray, and closed loop cleaning systems Sample services include: Regulatory compliance work Rebuilds Lining repairs Safety valve/coil testing Air brake system maintenance Insulation inspection

Rail Engineering 30 GATX's rail engineering team, comprised of experienced mechanical, structural, and chemical engineers, is constantly communicating with the customer base Each customer faces a unique set of transportation challenges. Railcar needs change based on factors such as a customer's commodity focus or the location and layout of their manufacturing facilities GATX's engineers draw on decades of experience to identify solutions that are tailored for each customer

Training 31 Signing a full-service lease is the starting point for GATX's long-term relationships with its customers GATX's service offering goes beyond maintenance and engineering to include ongoing training for customers. Since customers are the operators of the railcars, they need to be well-versed in the equipment and related regulations GATX offers rail customer training, both at Company headquarters and through its "TankTrainer" mobile classroom. This rolling classroom is in use year-round at customer facilities across North America

Capitalizing on Market Environment 32 GATX recognized the strength of the market in prior years GATX proactively used market strength to position itself to manage through and capitalize on a downturn Extended lease terms at attractive rates Scrapped/sold certain railcar types at high scrap/asset prices Limited advanced/speculative railcar orders in high asset cost environment GATX completed three notable transactions during the downturn Purchased the 3,650 railcar fleet of Allco Finance Group Limited Acquired a 12.5% interest in Adler Funding LLC, consisting of a fleet of 5,350 railcars; GATX is also fleet manager Purchased the 2,500 railcar fleet of a financially distressed lessor

Experienced through Business Cycles 33 GATX used the up market (2004 - 2008) to prepare for the downturn GATX kept railcars on lease throughout the downturn GATX's fleet is positioned for market recovery GATX North American Fleet Utilization 95% 90% 99% 96% 98%

GATX Actively Manages Renewals North American Fleet 34 Extended renewal terms during the peak of the market to reduce cars exposed during the downturn Shortened renewal terms in weaker pricing environment LPI = Lease Price Index Rate change measures % change from expiring lease rate to new lease rate on railcar renewals

Market Environment 35 The GATX Lease Price Index (LPI) is an internally generated business indicator that measures general lease rate pricing on renewals within Rail's North American railcar fleet The LPI reflects the weighted average lease rate for a select group of railcar types that GATX believes to be representative of its overall North American fleet The LPI renewal rate change measures the percentage change between the weighted average renewal lease rate and the weighted average expiring lease rate LPI Renewal Rate Change LPI Renewal Rate Change 2006 16.8% 2007 13.5% 2008 5.2% 2009 -11.0% 2010 -15.8% Q1 '11 -0.5%

2011 Rail Market Environment 36 Expect industry will continue to improve in 2011 Rail traffic recovering Industry has significant, but declining, idle railcar inventory Nominal lease rates increasing European market strengthening Tank car market historically less volatile Freight car market recovering

Specialty

Specialty 38 Owned Portfolio Specialty focuses primarily on marine and industrial equipment Seeks to invest in long-lived, widely- used assets critical to the operations of its customers Joint Ventures: Marine: co-investments with blue-water shipping pool operators Aircraft Engine Leasing: venture with Rolls-Royce is one of the largest spare aircraft engine portfolios in the industry Industrial Equipment Finance: provides tailored equipment leasing solutions to meet the needs of the North American industrial sector Expertise in Portfolio and Equipment Management $235 million portfolio of assets managed for third-party owners $744 million NBV (on and off balance sheet assets) as of 12/31/10 Industrial/ Energy 14%

Specialty Marine Joint Ventures 39 GATX has invested in "blue-water" (ocean-going) marine vessels for over 20 years Partners are leading ship owners and operators with extensive shipping experience, reputations for outstanding service, and shared investment philosophy Our jointly-owned vessels are a small part of the overall pool of vessels operated by our partners

STRENGTH | PERFORMANCE | OPPORTUNITIES



Specialty
Marine Joint Ventures

JV Name	Partner	Partner Fleet Approximate Total Number of Vessels	GATX Investment Focus Vessel Type	JV Number of Vessels
Clipper Third	Clipper Group	200	Bulk Carriers	2
Clipper Fourth	Clipper Group	200	Chemical Parcel Tankers	14
Cardinal Marine	IMC Corp.	50	Chemical Parcel Tankers	6
Somargas	I.M. Skaugen	35	LPG/E Carriers	6
Singco	I.M. Skaugen	35	Multi-gas Carriers	4*

Products Carried:

- **Bulk carriers ("handy size"):** Steel Products, Grain, Pet Coke, Alumina, Cement, Fertilizer, Forestry Products, Coal
- **Chemical parcel tankers:** Methanol, Styrene, Benzene, P-xylene, Ethylene Glycol, MBTE, Palm Oil, Soybean Oil, Sunflower Oil, Rapeseed Oil, Caustic Soda, Lubricating Oils, Molasses
- **LPG/E or Multi-gas carriers:** LPG, Ethylene, Propylene, Butadiene, Vinyl Chloride Monomer, Isoprene, Butylene, Anhydrous Ammonia

** The fourth vessel is under construction, to be completed and delivered in 2011.*

Page 40

Specialty Marine Joint Ventures 41 Clipper Fourth 10,000-15,000 DWT Chemical Tankers Cardinal Marine 45,000 DWT Chemical Parcel Tankers Somargas LPG/Ethylene Carriers

Specialty Rolls-Royce and Partners Finance (RRPF) 42 RRPF was established in 1989 as a joint venture by Rolls-Royce plc; GATX became 50/50 partner in 1998 RRPF leases spare aircraft engines to commercial airlines One of the largest spare aircraft engine portfolios in the industry, with approximately 350 engines Through RRPF, Rolls-Royce was one of the first Original Equipment Manufacturers (OEMs) to provide dedicated, long-term, spare aircraft engine leasing options Approximately 350 spare aircraft engines as of 12/31/10

Specialty Industrial Equipment Finance 43 Industrial Equipment Portfolio by Industry $313 million NBV as of 12/31/10 Equipment must be core to the customer and essential use Major emphasis on equipment values and GATX's expertise in certain asset classes Typical transactions: Targeted industries are domestic marine, energy, transportation, production/manufacturing, mining and automotive $5 - $50 million transaction size Financing terms 3-10 years

Specialty Managed Portfolio 44 GATX leverages its asset expertise and infrastructure by managing portfolios of assets for third-party owners Management activities include re- leasing initiatives, asset sales, advisory services, and back-office functions GATX is paid a management fee while also typically retaining a "residual interest" when an asset is sold; the higher the sale price, the greater the gain for GATX GATX has no investment in the managed portfolio $235 million NBV as of 12/31/10

American Steamship Company

American Steamship Company (ASC) 46 ASC provides transportation of dry-bulk commodities on the Great Lakes including iron ore, coal, and limestone aggregates ASC has been operating on the Great Lakes for more than 100 years, joining GATX in 1973 Fleet of 18 self-unloading vessels 15 vessels are wholly-owned 3 vessels are leased * Composition of fleet enhances ability to meet varying levels of demand on the Great Lakes Range in length from 635 feet to 1,000 feet Single trip vessel carrying capacity ranges from 23,800 to 80,900 gross tons Unloading speeds range from 7,000 to 10,000 net tons per hour No shore side assistance required; can operate 24 hours a day, seven days a week * ASC's lease on the American Republic expires in 2011.

ASC Market 47 Net Tons (millions) U.S.-Flag Dry-Bulk Cargo Carriage Capacity of U.S.-Flag Vessel Operators Industry Total Annual Capacity 104 Million Net Tons The largest consumers of the cargos carried by U.S.-Flag Great Lakes vessels are the steel mills The Great Lakes states account for more than 80% of the nation's BOF steelmaking capacity Coal is transported to power generating facilities along all five Great Lakes Limestone is used by the steel and construction industries Source: Lake Carriers' Association * K&K Integrated was acquired by Rand Logistics in February 2011, and will operate under Grand River Navigation Interlake Steamship Company 20% Grand River Navigation 8% Central Marine Logistics 7% Van Enkevort Tug and Barge 3% *

ASC 48 Based on 2010 volume 28.0 million net tons Based on 2010 revenue Iron Ore 52% Coal 37% Limestone Aggregates 9% Other 2% Steel 53% Electric Utility 37% Construction 6% Other 4%

ASC Industry Overview 49 Industry is mature The assets are long-lived 2 non-ASC vessels in operation since 1929 High barriers to entry Estimated cost for a new 1000' vessel is $100 million Customer base is highly concentrated Top 5 customers comprise 76% of ASC's total revenue Market is primarily driven by integrated steel producers Sailing season generally runs from April 1st to December 31st

ASC Great Lakes Trade Patterns 50

ASC Fleet 51 With the most versatile fleet operating on the Great Lakes, ASC is well positioned to manage its fleet to meet changing demand levels * ASC's lease on the American Republic expires in 2011. *

Financial Highlights

Financial Profile Overview 53 Stable cash flow and contracted revenue Access to capital is solid and well-diversified Focused on disciplined investment, effective asset remarketing and growing the asset base

Cash Flow Strength 54 Nearly $3 billion in minimum future lease receipts as of 12/31/10

Operating Cash Flow and Portfolio Proceeds 55 Strong Operating Cash Flow and Portfolio Proceeds Continuing operations

Financial Profile Future Debt Obligations 56 GATX's debt maturity schedule is moderate and manageable as of 12/31/10

Disciplined Investment 57 $763 $634 $781 $480 $585

Strong Balance Sheet 58 Total Recourse Debt = On Balance Sheet Recourse Debt + Off Balance Sheet Recourse Debt + Capital Lease Obligations + Commercial Paper and Bank Credit Facilities, Net of Unrestricted Cash BBB-/Baa3 BBB/Baa1

Financial Performance 59 Normalized amounts exclude certain tax benefits and other items

Long-term Outlook Very optimistic... GATX acquired an interest in over 18,000 railcars during market downturn at attractive valuations GATX strengthened its competitive position during downturn GATX recently placed the largest railcar order on record GATX has excellent access to attractively priced capital Performance during the downturn enhanced lender/bondholder confidence in GATX GATX has opportunities to expand in emerging rail leasing markets 60

Summary & Opportunity GATX has consistently been a market force for 113 years GATX prepared for and capitalized on the market downturn GATX is well positioned to benefit from a market recovery GATX has the capacity and desire to invest in quality, long- lived assets GATX is focused on generating attractive, risk-adjusted returns 61

Appendix Reconciliation of non-GAAP measures

Reconciliation of non-GAAP measures 63

Reconciliation of non-GAAP measures 64

GATX Corporation Financial Review For detailed financial information, please see the Supplemental Financial Information contained in the Investor Relations section of www.gatx.com.